Government Loans and PPP Loans	12 Months Ended
Dec. 31, 2022
Government Loans and PPP Loans [Abstract]
Government Loans and PPP Loans
Note 9. Government Loans and PPP Loans
Government Loans
In June 2020, SeaStar Medical, Inc. received a loan in the amount of $63 from the U.S. Small Business Administration (“SBA”) under the Economic Injury Disaster Loan assistance program established as part of the CARES Act. The loan called for monthly payments in the amount of $0.3 until maturity in May 2050. The loan accrued interest at 3.75%.
On October 17, 2022, the Company
pre-paid
the full balance to the SBA in the amount of $63 principal and $6 accrued interest. Interest expense was $2 and $3 for the years ended December 31, 2022 and 2021, respectively.

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PPP Loans
On April 2, 2021, the Company received loan proceeds of $91 from a promissory note issued by Silicon Valley Bank, under the Paycheck Protection Program (“PPP”) which was established under the CARES Act. The original term on the loan was two years and the annual interest rate was 1%. Payments of principal and interest were deferred for the first six months of the loan. Under the terms of the CARES Act, PPP loan recipients can apply for and be granted forgiveness for all or a portion of the loan proceeds. Such forgiveness is determined based on the use of the loan proceeds for payroll costs, rent and utility expenses and the maintenance of workforce and compensation levels with certain limitations. During the year ended December 31, 2021, the Company was granted forgiveness for the entire PPP loan. The Company recorded $91 to other income.
In April 2020, the Company had received loan proceeds of $104 from a promissory note issued by Silicon Valley Bank, under the PPP. During the year ended December 31, 2020, the Company recorded $84 to other income for loan forgiveness and during the year ended December 31, 2021, the Company paid $20 for the unforgiven remaining balance of a PPP loan.